UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2018

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2018, RLI Corp. (the “Company”) changed its state of incorporation from the State of Illinois to the State of Delaware (the “Reincorporation”), following board approval of the Reincorporation on January 17, 2018 and stockholder approval of the Reincorporation at the Company’s 2018 Annual Meeting of Stockholders held on May 3, 2018. The Reincorporation was effected on May 4, 2018 by merging RLI Corp., an Illinois corporation (“RLI Illinois”) into RLI Corp., a Delaware corporation which prior to the Reincorporation was a newly formed subsidiary of RLI Illinois (“RLI Delaware”), in accordance with the terms of the Agreement and Plan of Merger dated as of May 4, 2018 between RLI Illinois and RLI Delaware (the “Merger Agreement”).

Upon the effectiveness of the Reincorporation:

•

the affairs of the Company ceased to be governed by the Illinois Business Corporation Act, the affairs of the Company became subject to Delaware General Corporation Law and the Company’s existing Amended and Restated Articles of Incorporation and existing By-Laws were replaced by the Amended and Restated Certificate of Incorporation of RLI Delaware attached hereto as Exhibit 3.1 and the Bylaws of RLI Delaware attached hereto as Exhibit 3.2 and incorporated herein by reference;

•

the separate corporate existence of RLI Illinois ceased and (i) RLI Delaware will continue in existence as the surviving corporation and succeeded to and possesses all rights, privileges, powers and franchises of RLI Illinois, (ii) all of the assets and property of whatever kind and character of RLI Illinois vested in RLI Delaware and (iii) RLI Delaware became liable for all of the liabilities and obligations of RLI Illinois, and any claim or judgment against RLI Illinois may be enforced against RLI Delaware, as the surviving corporation;

•

each outstanding share of RLI Illinois common stock, par value $1.00 per share, was automatically converted into one outstanding share of RLI Delaware common stock, par value $0.01 per share and each outstanding option, restricted share unit or other right to acquire shares of RLI Illinois common stock will continue as an outstanding option, restricted share unit or other right to acquire shares of RLI Delaware common stock; and

•

each director or officer of RLI Illinois will continue to hold his or her respective office with RLI Delaware until the expiration of their respective terms of office and until their successors have been elected and qualified.

The Reincorporation did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. RLI Delaware is deemed to be the successor issuer of RLI Illinois under Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the common stock of RLI Delaware shall be deemed to be registered under Section 12(b) of the Exchange Act.

The Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “RLI.”

Stockholders are not required to exchange Company shares in connection with the Reincorporation since each outstanding share of RLI Illinois common stock, par value $1.00 per share, was automatically converted into one outstanding share of RLI Delaware common stock, par value $0.01 per share. The form of common stock certificate of RLI Delaware is attached hereto as Exhibit 4.1.

As of May 4, 2018, the effective date of the Reincorporation, the Company’s authorized capital stock consisted of 100,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of May 3, 2018, there were 44,291,096 shares of common stock outstanding, and no outstanding shares of preferred stock.

Pursuant to the indenture dated as of October 2, 2013 (the “Indenture”), between RLI Illinois and Deutshce Bank Trust Company Americas, as Trustee (the “Trustee”), providing for the issuance from time to time of its senior unsecured debentures, notes or other evidences of indebtedness, RLI Delaware and the Trustee entered into a supplemental indenture, dated as of May 4, 2018 (the “Supplemental Indenture”), whereby RLI Delaware assumed all of the obligations and the performance of each covenant of RLI Illinois under the Indenture and any securities issued thereunder, and RLI Illinois was discharged from all obligations and covenants under the Indenture and any securities issued thereunder.

The foregoing descriptions of the Reincorporation, the Merger Agreement and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Supplemental Indenture, which are attached hereto as Exhibit 2.1 and Exhibit 4.2, respectively, and incorporated herein by reference. A more detailed description of the effects of the Reincorporation and the changes in the rights of stockholders as a result of the Reincorporation can be found in the section of Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders captioned “PROPOSAL TWO - Approval of the Reincorporation of the Company from the State of Illinois to the State of Delaware” filed with the Securities and Exchange Commission on March 22, 2018, which description is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See the disclosures set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K, which are incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 1.01 above, which disclosure is incorporated by reference into this Item 5.03, the Company changed its state of incorporation from the State of Illinois to the State Delaware effective May 4, 2018, pursuant to the Merger Agreement. As of that date, the rights of the Company’s stockholders are governed by the Delaware General Corporation Law, and by the Company’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the Company’s Bylaws attached hereto as Exhibit 3.2, which are both incorporated herein by reference. A description of the changes in the rights of stockholders as a result of the change in the state of incorporation and the adoption of the Company’s Amended and Restated Certificate of Incorporation and the Company’s Bylaws can be found in the section of Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders captioned “PROPOSAL TWO - Approval of the Reincorporation of the Company from the State of Illinois to the State of Delaware” filed with the Securities and Exchange Commission on March 22, 2018, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated May 3, 2018, by and between RLI Corp., a Delaware corporation, and RLI Corp., an Illinois corporation
3.1	Amended and Restated Certificate of Incorporation of RLI Corp.
3.2	Bylaws of RLI Corp.
4.1	Form of Common Stock Certificate of RLI Corp.
4.2	Supplemental Indenture, dated as of May 4, 2018, by and between RLI Corp. and Deutsche Bank Trust Company Americas, as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pril
RLI CORP.

Date: May 7, 2018	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer